      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended March 31, 2002

I.  Noteholder Information
    ----------------------

A.  Identification of Notes
    -----------------------

    Series      Description                                 Cusip #             Due Date
    --------------------------------------------------------------------------------------------
    1999-1A     Senior Auction Rate Notes...................280907AP1...........December 1, 2035
    1999-1B     Senior Auction Rate Notes...................280907AQ9...........December 1, 2035
    1999-1C     Subordinate Auction Rate Notes..............280907AR7...........December 1, 2035
    2000-1A     Senior Auction Rate Notes...................280907AS5...........December 1, 2035
    2000-1B     Senior Auction Rate Notes...................280907AT3...........December 1, 2035
    2000-1C     Subordinate Auction Rate Notes..............280907AU0...........December 1, 2035
    2001-1A     Senior Auction Rate Notes...................280907AV8...........December 1, 2035
    2001-1B     Senior Auction Rate Notes...................280907AW6...........December 1, 2035
    2001-1C     Subordinate Auction Rate Notes..............280907AX4...........December 1, 2035

B.  Notification of Redemption Call of Notes
    ----------------------------------------

    Series 1999-1:
      None
    Series 2000-1:
      None
    Series 2001-1:
      None

C.  Principal Outstanding - March, 2002
    -----------------------------------

                          Principal            Principal            Principal           Principal
                       Outstanding,             Borrowed             Payments        Outstanding,
    Series           Start of Month         During Month         During Month        End of Month
    ---------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A        $78,000,000.00                $0.00                $0.00      $78,000,000.00
      1999-1B         39,000,000.00                 0.00                 0.00       39,000,000.00
      1999-1C          9,300,000.00                 0.00                 0.00        9,300,000.00
                ---------------------------------------------------------------------------------
      Total          126,300,000.00                 0.00                 0.00      126,300,000.00
                ---------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A         54,100,000.00                 0.00                 0.00       54,100,000.00
      2000-1B         54,100,000.00                 0.00                 0.00       54,100,000.00
      2000-1C         22,000,000.00                 0.00                 0.00       22,000,000.00
                ---------------------------------------------------------------------------------
      Total          130,200,000.00                 0.00                 0.00      130,200,000.00
                ---------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A         79,000,000.00                 0.00                 0.00       79,000,000.00
      2001-1B         79,000,000.00                 0.00                 0.00       79,000,000.00
      2001-1C         23,800,000.00                 0.00                 0.00       23,800,000.00
                ---------------------------------------------------------------------------------
      Total          181,800,000.00                 0.00                 0.00      181,800,000.00
                ---------------------------------------------------------------------------------
    Totals          $438,300,000.00                $0.00                $0.00     $438,300,000.00
                =================================================================================

D.  Accrued Interest Outstanding - March, 2002
    ------------------------------------------

                   Accrued Interest             Interest             Interest    Accrued Interest             Interest
                       Outstanding,              Accrued             Payments        Outstanding,           Rate As Of
    Series           Start of Month         During Month         During Month        End of Month         End Of Month
    -------------------------------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A            $97,075.33          $132,080.01          $118,178.67         $110,976.67             1.97000%
      1999-1B             49,335.00            65,931.67            60,060.00           55,206.67             1.96000%
      1999-1C             12,180.42            16,417.08            14,828.33           13,769.17             2.05000%
                ---------------------------------------------------------------------------------
      Total              158,590.75           214,428.76           193,067.00          179,952.51
                ---------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A              2,945.44            91,489.11            82,472.44           11,962.11             1.99000%
      2000-1B             64,138.56            90,752.75            81,630.89           73,260.42             1.95000%
      2000-1C              1,252.78            38,958.33            35,077.78            5,133.33             2.10000%
                ---------------------------------------------------------------------------------
      Total               68,336.78           221,200.19           199,181.11           90,355.86
                ---------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A             64,516.67           134,124.44           120,431.11           78,210.00             1.98000%
      2001-1B             34,233.33           133,861.12           119,816.67           48,277.78             2.00000%
      2001-1C             20,329.17            42,013.61            37,947.78           24,395.00             2.05000%
                ---------------------------------------------------------------------------------
      Total              119,079.17           309,999.17           278,195.56          150,882.78
                ---------------------------------------------------------------------------------
    Totals              $346,006.70          $745,628.12          $670,443.67         $421,191.15
                =================================================================================


E.  Net Loan Rates for Next Interest Period
    ---------------------------------------

                     Interest Period
    Series            Starting Date        Net Loan Rate
    -----------------------------------------------------
    Series 1999-1:
      1999-1A             01-May-02                9.61%
      1999-1B             01-May-02                9.58%
      1999-1C             01-May-02                9.47%
    Series 2000-1:
      2000-1A             23-May-02                9.55%
      2000-1B             02-May-02                9.67%
      2000-1C             23-May-02                9.37%
    Series 2001-1:
      2001-1A             09-May-02                9.57%
      2001-1B             16-May-02                9.55%
      2001-1C             09-May-02                9.47%

F.  Noteholders' Carry-Over Amounts - March, 2002
    ---------------------------------------------

                         Carry-Over                                                    Carry-Over
                           Amounts,            Additions             Payments            Amounts,
    Series           Start of Month         During Month         During Month        End of Month
    ---------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                 $0.00                $0.00                $0.00               $0.00
      1999-1B                  0.00                 0.00                 0.00                0.00
      1999-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                  0.00                 0.00                 0.00                0.00
      2000-1B                  0.00                 0.00                 0.00                0.00
      2000-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                  0.00                 0.00                 0.00                0.00
      2001-1B                  0.00                 0.00                 0.00                0.00
      2001-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Totals                    $0.00                $0.00                $0.00               $0.00
                =================================================================================

G.  Noteholders' Accrued Interest on Carry-Over Amounts - March, 2002
    -----------------------------------------------------------------

                            Accrued             Interest             Interest             Accrued
                          Interest,              Accrued             Payments           Interest,
    Series           Start of Month         During Month         During Month        End of Month
    ---------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                 $0.00                $0.00                $0.00               $0.00
      1999-1B                  0.00                 0.00                 0.00                0.00
      1999-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                  0.00                 0.00                 0.00                0.00
      2000-1B                  0.00                 0.00                 0.00                0.00
      2000-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                  0.00                 0.00                 0.00                0.00
      2001-1B                  0.00                 0.00                 0.00                0.00
      2001-1C                  0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
      Total                    0.00                 0.00                 0.00                0.00
                ---------------------------------------------------------------------------------
    Totals                    $0.00                $0.00                $0.00               $0.00
                =================================================================================

II. Fund Information
    ----------------

A.  Reserve Funds - March, 2002
    ---------------------------
                                                                        Amount
                                                                 -------------
    Balance, Start of Month......................................$6,574,500.00
    Additions During Month (From Issuance of Notes)..............         0.00
    Less Withdrawals During Month................................         0.00
                                                                 -------------
    Balance, End of Month........................................$6,574,500.00
                                                                 =============

B.  Capitalized Interest Accounts - March, 2002
    -------------------------------------------

                                                                        Amount
                                                               ---------------
    Balance, Start of Month....................................          $0.00
    Additions During Month (From Issuance of Notes)............           0.00
    Less Withdrawals During Month..............................           0.00
                                                               ---------------
    Balance, End of Month......................................          $0.00
                                                               ===============

C.  Acquisition Accounts - March, 2002
    ----------------------------------

                                                                       Amount
                                                               --------------
    Balance, Start of Month.................................... $1,481,072.16
    Additions During Month:
      Acquisition Funds from Note Issuance.....................          0.00
      Recycling from Surplus Funds............................. 21,066,083.02
    Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired.......................................          0.00
      Accrued Income...........................................          0.00
      Premiums and Related Acquisition Costs...................          0.00
    Less Withdrawals for Eligible Loans:
      Principal Acquired.......................................(11,822,411.55)
      Premiums and Related Acquisition Costs...................   (133,577.05)
                                                               --------------
    Balance, End of Month......................................$10,591,166.58
                                                               ==============

D.  Alternative Loan Guarantee Accounts - March, 2002
    -------------------------------------------------

                                                                       Amount
                                                                -------------
    Balance, Start of Month.................................... $2,270,724.65
    Additions During Month (Initial Purchase of Student
       Loans)..................................................          0.00
    Guarantee Fees Received (Refunded) During Month............    251,441.02
    Interest Received During Month.............................      2,706.21
    Other Additions During Month...............................      4,721.18
    Less Withdrawals During Month for Default Payments.........   (122,883.06)
                                                                -------------
    Balance, End of Month...................................... $2,406,710.00
                                                                =============

III.  Student Loan Information
      ------------------------

A.  Student Loan Principal Outstanding - March, 2002
    ------------------------------------------------
                                                                       Amount
                                                              ---------------
    Balance, Start of Month...................................$404,255,552.64
    Initial Purchase of Eligible Loans........................           0.00
    Transfers.................................................  (8,054,872.30)
    Loans Purchased / Originated..............................  11,822,411.55
    Capitalized Interest......................................     646,696.22
    Less Principal Payments Received..........................  (7,458,217.70)
    Less Defaulted Alternative Loans Transferred..............    (118,369.55)
    Other Increases (Decreases)...............................      (5,158.06)
                                                              ---------------
    Balance, End of Month.....................................$401,088,042.80
                                                              ===============

B.  Composition of Student Loan Portfolio as of March 31, 2002
    ----------------------------------------------------------

                                                                        Amount
                                                               ---------------
    Aggregate Outstanding Principal Balance....................$401,088,042.80
    Number of Borrowers........................................         62,840
    Average Outstanding Principal Balance Per Borrower.........         $6,383
    Number of Loans (Promissory Notes).........................        122,061
    Average Outstanding Principal Balance Per Loan.............         $3,286
    Weighted Average Interest Rate.............................          5.95%

C.  Distribution of Student Loan Portfolio by Loan Type as of March 31, 2002
    ------------------------------------------------------------------------

                                               Outstanding
                                                 Principal
    Loan Type                                      Balance             Percent
    --------------------------------------------------------------------------
    Stafford - Subsidized..................$149,832,177.10               37.4%
    Stafford - Unsubsidized................  94,924,178.92               23.7%
    Stafford - Nonsubsidized...............       2,925.48                0.0%
    PLUS...................................  33,174,793.27                8.3%
    SLS....................................      83,524.63                0.0%
    Consolidation..........................  32,808,749.52                8.2%
    Alternative............................  90,261,693.88               22.5%
                                           -----------------------------------
    Total..................................$401,088,042.80              100.0%
                                           ===================================

D.  Distribution of Student Loan Portfolio by Interest Rate as of March 31, 2002
    ----------------------------------------------------------------------------

                                               Outstanding
                                                 Principal
    Interest Rate                                  Balance             Percent
    --------------------------------------------------------------------------
    Less Than 5.00%........................ $38,861,391.92                9.7%
    5.00% to 5.49%.........................  96,341,379.30               24.0%
    5.50% to 5.99%......................... 120,375,574.07               30.0%
    6.00% to 6.49%.........................  39,791,476.43                9.9%
    6.50% to 6.99%.........................  82,392,143.87               20.5%
    7.00% to 7.49%.........................   5,773,311.35                1.4%
    7.50% to 7.99%.........................   6,340,247.55                1.6%
    8.00% to 8.49%.........................  10,846,692.34                2.7%
    8.50% to 8.99%.........................           0.00                0.0%
    9.00% to 9.49%.........................     272,323.26                0.1%
    9.50% or Greater.......................      93,502.71                0.0%
                                           -----------------------------------
    Total..................................$401,088,042.80              100.0%
                                           ===================================

E.  Distribution of Student Loan Portfolio by Borrower Payment Status as of
    ------------------------------------------------------------------------
    March 31, 2002
    --------------

                                                 Outstanding
                                                   Principal
    Borrower Payment Status                          Balance             Percent
    ----------------------------------------------------------------------------
    School................................... $82,337,578.50               20.5%
    Grace....................................  21,323,477.87                5.3%
    Repayment................................ 233,209,907.01               58.1%
    Deferment................................  51,399,730.40               12.8%
    Forbearance..............................  12,817,349.02                3.2%
                                             -----------------------------------
    Total....................................$401,088,042.80              100.0%
                                             ===================================

F.  Distribution of Student Loan Portfolio by Delinquency Status as of
    -------------------------------------------------------------------
    March 31, 2002
    --------------

                                                              Percent by Outstanding Balance
                                                              -----------------------------------
                                             Outstanding            Excluding
                                               Principal         School/Grace        All Loans in
    Delinquency Status                           Balance         Status Loans           Portfolio
    ---------------------------------------------------------------------------------------------
    31 to 60 Days......................... $9,236,238.55                 3.1%                2.3%
    61 to 90 Days.........................  6,216,469.65                 2.1%                1.5%
    91 to 120 Days........................  6,433,549.55                 2.2%                1.6%
    121 to 180 Days.......................  4,671,565.52                 1.6%                1.2%
    181 to 270 Days.......................  4,346,263.34                 1.5%                1.1%
    Over 270 Days.........................  1,115,169.45                 0.4%                0.3%
    Claims Filed, Not Yet Paid............  1,144,970.63                 0.4%                0.3%
                                          -------------------------------------------------------
    Total.................................$33,164,226.69                11.2%                8.3%
                                          =======================================================

G.  Distribution of Student Loan Portfolio by Guarantee Status as of
    -----------------------------------------------------------------
    March 31, 2002
    --------------

                                                 Outstanding
                                                   Principal
    Guarantee Status                                 Balance             Percent
    ----------------------------------------------------------------------------
    FFELP Loan Guaranteed 100%...............    $826,269.83                0.2%
    FFELP Loan Guaranteed 98%................ 310,000,079.09               77.3%
    Alternative Loans Non-Guaranteed.........  90,261,693.88               22.5%
                                             -----------------------------------
    Total....................................$401,088,042.80              100.0%
                                             ===================================

H.  Distribution of Student Loan Portfolio by Guarantee Agency as of
    -----------------------------------------------------------------
    March 31, 2002
    --------------

                                                      Outstanding
                                                        Principal
    Guarantee Agency                                      Balance        Percent
    ----------------------------------------------------------------------------
    Education Assistance Corporation..............$192,548,302.53          48.0%
    Great Lakes Higher Education Corporation......  68,480,215.47          17.1%
    California Student Aid Commission.............  17,302,572.64           4.3%
    Student Loans of North Dakota.................   7,845,110.40           2.0%
    Texas GSLC....................................   4,782,163.20           1.2%
    Pennsylvania Higher Education Assistance
     Agency.......................................   6,665,794.82           1.7%
    United Student Aid Funds, Inc.................  12,274,602.26           3.1%
    Other Guarantee Agencies......................     927,587.60           0.2%
    Alternative Loans Non-Guaranteed..............  90,261,693.88          22.5%
                                                  ------------------------------
    Total.........................................$401,088,042.80         100.0%
                                                  ==============================

I.  Fees and Expenses Accrued For / Through March, 2002
    ----------------------------------------------------

                                                                    For The 3
                                                                 Months Ended
                                             March, 2002       March 31, 2002
                                             ---------------------------------
    Servicing Fees...........................$381,277.88        $1,078,777.76
    Indenture Trustee Fees...................   9,383.39            27,241.44
    Broker / Dealer Fees.....................  94,356.24           273,937.47
    Auction Agent Fees.......................   7,548.51            21,915.03
    Other Permitted Expenses.................       0.00                 0.00
                                             ---------------------------------
    Total....................................$492,566.02        $1,401,871.70
                                             =================================

J.  Ratio of Assets to Liabilities as of March 31, 2002
    ---------------------------------------------------

                                                                       Amount
                                                              ---------------
    Total Indenture Assets....................................$447,799,238.27
    Total Indenture Liabilities............................... 439,167,223.67
                                                              ---------------
    Ratio.....................................................        101.97%
                                                              ===============

K.  Senior and Subordinate Percentages as of March 31, 2002
    -------------------------------------------------------

                                                                       Amount
                                                              ----------------
    Aggregate Values                                          $447,799,238.27
                                                              ================
    Senior Notes Outstanding Plus Accrued Interest             383,577,893.57
                                                              ================
    All Notes Outstanding Plus Accrued Interest                438,721,191.01
                                                              ================
    Dividend Prerequisites:
      Senior Percentage (Requirement = 112%)                          116.74%
                                                              ================
      Subordinate Percentage (Requirement = 102%)                     102.07%
                                                              ================
      Available for Dividend - Excess (Shortage)
       Over Dividend Prerequisites                                $303,623.44
                                                              ================